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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)
                                  May 16, 2006

                          ----------------------------

                       Applied Spectrum Technologies, Inc.
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

                    0-16397                           41-2185030
           (Commission File Number)         (IRS Employer Identification No.)

                       936A Beachland Boulevard, Suite 13
                              Vero Beach, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Applied Spectrum Technologies, Inc. ("Applied") and Pro-Stars, Inc. ("Pro-Stars") (collectively, Applied and Pro-Stars are referred to herein as the "Companies") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Companies could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Applied undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01  Entry into a Material Definitive Agreement.

      On May 16, 2006, Applied Spectrum Technologies, a Delaware corporation ("Applied"), entered into an agreement and plan of merger ("Merger Agreement") with Pro-Stars, Inc., a Nevada corporation ("Pro-Stars") and APSP Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Applied ("Merger Sub").

      Under the Merger Agreement, Applied and Pro-Stars will enter into a business combination transaction by means of a merger ("Merger") between Merger Sub and Pro-Stars in which Pro-Stars will merge with Merger Sub and be the surviving entity, through an exchange of all the issued and outstanding shares of common stock of Pro-Stars for shares of Series A Convertible Preferred Stock, par value $0.001 per share, of Applied ("Preferred Stock"). Following the closing of the Merger ("Closing"), Pro-Stars will continue as a wholly-owned subsidiary of Applied.

      The Merger Agreement is included as Exhibit 2.1 to this Current Report and is the legal document that governs the Merger and the other transactions contemplated by the Merger Agreement. The discussion of the Merger Agreement set forth herein is qualified in its entirety by reference to this Exhibit 2.1.

      In connection with the Merger, (i) each outstanding share of Pro-Stars common stock will be converted into the right to receive 0.043656 shares of Preferred Stock; and (ii) each outstanding option and warrant to purchase one
(1) share of Pro-Stars common stock will be assumed by Applied and converted into an option or warrant to purchase 4.39879 shares of Applied common stock (with the exercise price being adjusted accordingly). The exchange ratios set forth above assume $15,000,000 in gross proceeds to be received by Applied in the Equity Financing (defined below) and are subject to change depending on the actual amount of gross proceeds received by Applied in the Equity Financing and the actual pre-money valuation of Applied (after giving effect to the Merger with Pro-Stars).

      The consummation of the Merger is contingent on a minimum of $10,000,000 (or such lesser amount as mutually agreed to by Applied and Pro-Stars) being subscribed for, and funded into escrow, by certain accredited and institutional investors ("Investors") for the purchase of either Preferred Stock or common stock of Applied promptly after the closing of the Merger under terms and conditions approved by Applied's board of directors immediately following the Merger ("Equity Financing"). The closing of the Equity Financing will be contingent on the closing of the Merger, and the Merger will be contingent on the closing of the Equity Financing.

      No assurances can be given that the Equity Financing or the Merger will be completed. Further, in the event the Equity Financing is completed, there can be no assurance that that the gross proceeds will be at least $10,000,000.

      The exchange ratios set forth above are also subject to adjustment to reflect appropriately the effect of any stock split, stock dividend, reorganization, recapitalization, reclassification, combination or other like change with respect to the capital stock of Applied or Pro-Stars (or any options or warrants with respect to the foregoing) occurring on or after May 16, 2006 and through the Closing.

      For purposes of this Report, it is assumed that the Equity Financing will be completed with gross proceeds of $15,000,000 and, as such, the Merger is completed without any adjustment to the exchange ratios.

      As of May 16, 2006, Pro-Stars common stock, options and warrants outstanding were as follows:

      o     22,906,350 shares of common stock.

      o Options to purchase 4,325,000 shares of common stock at an exercise price of $1.00 per share.

      o Warrants to purchase 2,177,550 shares of common stock at an exercise price of $1.00 per share, warrants to purchase 100,000 shares of common stock at an exercise price of 110% of the common stock share price in the Equity Financing and warrants to purchase 100,000 shares of common stock at an exercise price of 120% of the common stock share price in the Equity Financing.

      Assuming no Pro-Stars' stockholder elects dissenters' rights, the Pro-Stars stockholders will be issued 1,000,000 shares of Preferred Stock in the Merger. Each share of Preferred Stock will be convertible into 100.760204 shares of Applied's common stock. Accordingly, upon completion of the Merger and the Equity Financing, the Pro-Stars stockholders will own 1,000,000 shares of Preferred Stock (equivalent to 100,760,204 shares of Applied's common stock on an as-converted basis), the Investors will receive 72,350,555 shares of Applied's common stock (or, if the Equity Financing is structured as Preferred Stock, 718,047 shares of Preferred Stock convertible into 72,350,555 shares of Applied's common stock), and the current Applied stockholders will own 5,353,941 shares of Applied's common stock. Upon conversion of the Preferred Stock, the Pro-Stars stockholders together with the Investors will own approximately 97% of the total outstanding shares of Applied's common stock, and the current Applied stockholders will own approximately 3% of the total outstanding shares of Applied's common stock.


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

      The issuance of the shares of Preferred Stock to the Pro-Stars stockholders in the Merger (and, upon conversion, the shares of Applied common stock underlying such shares of Preferred Stock) and the issuance of shares of Preferred Stock or Applied's common stock in the Equity Financing are intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof and such other available exemptions. As such, the shares of Applied's common stock, the shares of Preferred Stock and the shares of Applied's common stock underlying the Preferred Stock may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the United States Securities and Exchange Commission ("Commission") or with any state securities commission in respect of the Merger or the Equity Financing. However, as a condition to the Equity Financing, it is expected that Applied will agree to register for public re-sale the shares of common stock (or the shares of common stock underlying the Preferred Stock) issued to the Investors in the Equity Financing. In addition, Applied has agreed to register for public re-sale after the Merger: (i) 2,400,000 shares of Applied's common stock (on a pre-Reverse Split basis), the holders of which have piggyback registration rights, (ii) 2,281,302 shares of Applied's common stock (on a pre-Reverse Split basis) held by KI Equity Partners III, LLC, and (iii) shares of common stock underlying certain shares of Preferred Stock issued in the Merger.

      Applied is presently authorized under its Certificate of Incorporation to issue 150,000,000 shares of common stock, $0.001 par value per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. Of the
5,000,000 shares of preferred stock authorized, 2,000,000 shares will be designated as Series A Convertible Preferred Stock pursuant to a certificate of designations ("Certificate of Designations"), which will be approved by Applied's board of directors, and filed with and accepted by, the Secretary of State of the State of Delaware prior to the Closing of the Merger. Currently, Applied has 5,353,941 shares of common stock outstanding and no shares of preferred stock outstanding.

      Each share of Preferred Stock will be convertible into 100.760204 shares of Applied's common stock (the "Conversion Rate"). The Preferred Stock will immediately and automatically be converted into shares of Applied's common stock (the "Mandatory Conversion") upon the approval by a majority of Applied's stockholders (voting together on an as-converted-to-common-stock basis), following the Merger, of a 1 for 15 reverse stock split of Applied's outstanding common stock ("Reverse Split").

      The holders of shares of Preferred Stock will be entitled to vote together with the holders of Applied's common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date. As such, immediately following the Merger, the Pro-Stars stockholders and the Investors will have approximately 97% of the total combined voting power of all classes of Applied stock entitled to vote.

      In connection with the Reverse Split, Applied's board of directors may, in its discretion, provide special treatment to certain Applied stockholders to preserve round lot holders (i.e., holders owning at least 100 shares prior to the Reverse Split) after the Reverse Split. Applied's board of directors may elect, in its discretion, to provide such special treatment to the record holders of Applied's common stock only on a per certificate basis or more generally to the beneficial holders of Applied's common stock. For example, if Applied's board determines to provide such special treatment to record holders only, the record holders of Applied's common stock holding a certificate representing 1,500 or fewer shares of common stock but at least 100 shares of common stock would receive 100 shares of common stock after the Reverse Split with respect to each such certificate, and record holders holding a certificate representing 100 shares of common stock or fewer would not be affected and would continue to hold a certificate representing the same number of shares as such stockholders held before the Reverse Split. In the alternative, if Applied's board determines to provide such special treatment to beneficial holders generally, the beneficial holders of Applied's common stock beneficially holding 1,500 or fewer shares of common stock but at least 100 shares of common stock would receive 100 shares of common stock after the Reverse Split, and persons beneficially holding 100 shares of common stock or fewer would not be affected by the Reverse Split and would continue to hold the same number of shares as such stockholders held before the Reverse Split. The terms and conditions of special treatment afforded to Applied stockholders to preserve round lot stockholders, if any, including the record dates for determining which stockholders may be eligible for such special treatment, will be established in the discretion of Applied's board of directors.

      Effective as of the Closing of the Merger, and subject to applicable regulatory requirements, including the preparation, filing and distribution to the Applied stockholders of a Schedule 14(f)-1 Notice to Stockholders at least ten (10) days prior to Closing, Kevin R. Keating, Applied's current sole officer and director will resign such positions and will appoint as directors:

      o     Sam Battistone, the Chairman and CEO of Pro-Stars

      o     Sean Goodchild, the President, Secretary and a director of Pro-Stars

      o Dale Larsson, the Chief Financial Officer and a director of Pro-Stars

      o     Klaus Moeller, a director of Pro-Stars

      As a condition to the Closing of the Merger, the holders of Applied's capital stock representing a majority of Applied's voting power immediately after Closing (including KI Equity Partners III, LLC, Applied's current majority stockholder) will agree to vote their shares of Applied's voting securities to approve the Reverse Split, the assumption of and amendment to, Pro-Stars' 2005 equity incentive plan, and the change of Applied's corporate name (collectively, the "Actions").

      Additional information concerning Messrs. Battistone, Goodchild, Larsson and Moeller will be included in the Schedule 14(f)-1 Notice to Stockholders which will be filed with the SEC and mailed to stockholders at least ten (10) days prior to the Closing of the Merger.

      At or prior  to the  Closing,  Applied  will  also  enter  into a  certain
financial   advisory   agreement   with  Keating   Securities,   LLC   ("Keating
Securities"), a registered broker-dealer, under which Keating

      Securities will be compensated by Applied for its advisory services rendered to Applied in connection with the Merger. The transaction advisory fee will be $500,000, with the payment thereof being subject to the Closing of the Merger.

      Applied and Pro-Stars have each agreed to continue to operate their business in the ordinary course prior to the Merger.

      Under the Merger Agreement, each of Applied and Pro-Stars have agreed to do certain things, some of which are conditions to the Merger transaction. Each company is obligated to (a) obtain all necessary approvals for various aspects of the transaction, (b) give the other access to the records and personnel to complete due diligence review, (c) proceed expeditiously to undertake all actions so as to be able to consummate the Merger, (d) in the case of Pro-Stars, deliver audited financial statements including a balance sheet as of December 31, 2004 and 2005 and statements of operations, cash flows and stockholders' equity for the years then ended, and unaudited financial statements including a balance sheet as of March 31, 2005 and 2006 and statements of operations, cash flows and stockholders' equity for the three months then ended, and (e) refrain from soliciting or initiating proposals from, providing information to or holding discussions with any party concerning any sale of assets or any material portion of any capital stock or any merger, consolidation, business combination, liquidation or similar transaction, subject to the fiduciary obligations of directors generally.

      Consummation of the Merger is also contingent upon (i) preparation, filing and distribution to the Applied stockholders of a Schedule 14(f)-1 Notice to Stockholders, (ii) continued quotation of Applied's common stock on the Over-the-Counter Bulletin Board, (iii) the completion of the Equity Financing, and (iv) Applied's entry into an investor relations agreement.

      The representations and warranties of the parties to the Merger Agreement generally do not survive the Closing.

      The Merger Agreement may be terminated as follows:  (i) by mutual consent,
(ii) by either party if the Merger is not consummated by June 30, 2006, (iii) by either party if the Merger is prohibited by issuance of an order, decree or ruling, or (iv) by either party if the other is in material breach of any representation, warranty, covenant or agreement. In the event of termination, both parties are responsible for their own expenses. If the Merger Agreement is terminated by Applied as a result of Pro-Stars' failure to satisfy the conditions precedent to Closing that are applicable to it or as a result of a breach or misrepresentation by Pro-Stars, the $50,000 deposit paid to Applied by Pro-Stars may be retained by Applied as liquidated damages and as its sole source of damages for any breach or termination of the Merger Agreement.

      The directors of Applied have approved the Merger Agreement and the transactions contemplated thereunder. The directors of Pro-Stars have approved the Merger Agreement and the transactions contemplated thereunder. The Merger Agreement and the transactions contemplated thereunder require the approval of Pro-Stars' stockholders before the Merger can be consummated. The parties expect the closing of the transactions under the Merger Agreement to occur on or about June 30, 2006. However, there can be no assurances that the Merger or Equity Financing will be completed.

      On March 28, 2006, in its Current Report on Form 8-K dated March 27, 2006, Applied reported the execution of a letter of intent to acquire Pro-Stars.

      Kevin R. Keating is the father of Timothy J. Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity Partners III, LLC ("KI Equity"), which is the current majority stockholder of Applied, and Keating Securities, LLC, the registered broker-dealer affiliate of Keating Investments, LLC. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KI Equity or Keating Securities, LLC and disclaims any beneficial interest in the shares of Applied's common stock owned by KI Equity. Similarly, Keating Investments, LLC, KI Equity and Keating Securities, LLC disclaim any beneficial interest in the shares of Applied's common stock currently owned by Kevin R. Keating.

Business of Applied

      Applied is currently a shell company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which Applied would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

Business of Pro-Stars

      Pro-Stars, Inc., a Nevada corporation ("Pro-Stars"), owns, either directly or indirectly, a majority of the partnership interests in and to the following limited partnerships: (i) CAEFOD, LP, a Nevada limited partnership ("CAEFOD");
(ii) RIOFOD, LP, a Nevada limited partnership ("RIOFOD"); (iii) SWFOD, LP, a Nevada limited partnership ("SWFOD"); and (iv) MOAFOD, LP, a Nevada limited partnership (collectively, the "Partnerships"). Each of the Partnerships has entered into a franchise agreement with Dreams Franchise Corporation, a California corporation (the "Franchisor") to operate a Field of Dreams(R) store (collectively, the "Stores"). The Stores sell sports-related merchandise and celebrity-oriented merchandise, sports collectibles, memorabilia, trading cards and related merchandise and products. The Stores owned by CAEFOD, RIOFOD and SWFOD are located in malls on the strip in Las Vegas while the Store owned by MOAFOD is located in the Mall of America in Bloomington, Minnesota.

      Pro-Stars also operates a Stars Live 365 store in the Showcase Mall in Las Vegas. The Stars Live 365 concept emphasizes the presence at the store each day of a celebrity personality from the sports, television, motion picture, political or any other arena that has produced well-recognized individuals to sign autographs, photographs or other pieces of memorabilia.

      The corporate headquarters of Pro-Stars is located at Pro-Stars, Inc., 2195 San Dieguito Drive, Suite 1, Del Mar, CA 92014.

      The business of Pro-Stars involves a number of risks and uncertainties that could cause the actual results of either company to differ materially from those estimated by management from time to time. Potential risks and uncertainties, include, but are not limited to, such factors as fluctuations in demand for Pro-Stars' products, changes in the franchise arrangements for Pro-Stars' current or future franchise store locations, the cost of inventory purchased from Pro-Stars' franchisor and its affiliates, conditions and trends in the retail market, additions or departures of key personnel, Pro-Stars' ability to attract and maintain customers and strategic business relationships, Pro-Stars' ability to identify, locate and construct new store locations on a cost-effective basis, the impact of competitive products and pricing, growth in target markets, the adequacy of Pro-Stars' liquidity and financial strength to support its growth, and other information that may be detailed from time to time in Applied's filings with the United States Securities and Exchange Commission should the Merger transaction contemplated by the Merger Agreement be completed.

Item 9.01  Financial Statements and Exhibits.

      (a) Financial statements of business acquired. None.

      (b) Pro forma financial information. None.

      (c) Exhibits.

            2.1 Agreement and Plan of Merger by and between Applied Spectrum Technologies, Inc., APSP Acquisition, Inc. and Pro-Stars, Inc. dated May 16, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Applied Telecommunications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Applied Spectrum Technologies, Inc.


Date:  May 19, 2006                     By: /s/ Kevin R. Keating
                                            ------------------------------------
                                            Kevin R. Keating, President

                                  EXHIBIT INDEX


    Exhibit Number                     Description of Exhibit
    --------------                     ----------------------

        2.1 Agreement and Plan of Merger by and between Applied Spectrum Technologies, Inc., APSP Acquisition, Inc. and Pro-Stars, Inc. dated May 16, 2006.


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